Supplement to the
AAL VARIABLE PRODUCT SERIES FUND, INC.
dated March 1, 2001

The information below supplements the information in the above-mentioned prospectus.

  On page 44, under the section entitled "Portfolio Managers," the portfolio manager for the AAL Aggressive Growth Portfolio has changed to the following:

Warren B. Lammert, CFA

Warren Lammert is portfolio manager and executive vice president of Janus Mercury Fund. He also manages sub-advised funds and institutional separate accounts in the diversified growth area. Prior to joining Janus in 1987, he was an associate analyst at Fred Alger Management. He worked as a securities analyst at Janus from January 1987 to May 1988, when he left to pursue a master’s degree in economic history from London School of Economics, from which he graduated with distinction in 1989. He rejoined Janus as a senior analyst in January 1990. Warren earned his bachelor’s degree from Yale University. He has earned the right to use the Chartered Financial Analyst designation and has 16 years of professional investment experience.

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